UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2021

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Xenetic Biosciences, Inc.

(Exact name of registrant as specified in charter)

Nevada	001-37937	45-2952962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Speen Street, Suite 102
Framingham, Massachusetts	01701
(Address of principal executive offices)	(Zip Code)

(781) 778-7720

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	XBIO	The Nasdaq Stock Market LLC
Purchase Warrants	XBIOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 15, Xenetic Biosciences, Inc. (the “Company”) entered into a letter agreement (the “Agreement”) with the holders (the “Holders”) of the Company’s common stock purchase warrants (the “Warrants”) issued pursuant to that certain Securities Purchase Agreement, dated March 5, 2019, by and among the Company and the purchasers party thereto (the “Purchase Agreement”).

Pursuant to the Agreement, the Purchase Agreement was amended to delete, in its entirety, Section 4.12(b) of the Purchase Agreement. Additionally, the Company and the Holders agreed to exchange the Warrants to purchase 129,084 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), for an aggregate of 51,634 shares of Common Stock (the “Exchange”). Other than the foregoing, neither party provided cash or other securities as consideration in the Exchange. As a result of the Exchange, all of the Holder’s Warrants were cancelled without further action required by either the Company or the Holders. The Agreement contains customary representations and warranties by the Company and the Holders.

A copy of the form of the Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and the description of the terms of the Agreement is qualified in its entirety by reference to such exhibit.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Letter Agreement by and between Xenetic Biosciences, Inc. and the Holders, dated November 15, 2021.
104	Cover Page Interactive Data File (formatted as inline XBRL).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENETIC BIOSCIENCES, INC.

By: /s/ James Parslow
Date: November 16, 2021	Name: James Parslow
Title: Chief Financial Officer

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